CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Sunburst Acquisitions III, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2005, (the "Report"), I, Scott MacCaughern, Principal Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


January 17, 2006

/S/ Scott MacCaughern
Scott MacCaughern (Principal Executive Officer and Director)